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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 10, 2002



                        HARMONICA ACQUISITION CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its chapter)

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
           Delaware                    000-31403                        52-2257557
----------------------------      ---------------------     ---------------------------------
(State of other jurisdiction      (Commission File No.)     (IRS Employer Identification No.)
    of incorporation)

        5 Erie Street, Garfield, NJ                      07026
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(Address of principal executive offices)               (Zip Code)
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Registrant's telephone number, including area code (973) 253-6131



       C/o Cassidy & Associates, 1504 R Street, NW, Washington, D.C. 20009
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

On November 12, 2002, the Registrant's sole stockholder, Pierce Mill Associates, Inc., agreed to sell all of its stock in the Registrant to International Surfacing, Inc., a New Jersey corporation, for $15,000 in cash. International Surfacing, Inc. intends to exchange the stock it holds in the Registrant to its stockholders for their stock in the Registrant, making International Surfacing, Inc. a wholly-owned subsidiary of the Registrant. The funds for the acquisition were not borrowed. As part of the transaction, the existing sole director of the Registrant, Mr. James Cassidy, has appointed Mr. Samuel Serritella as a director, and Mr. Cassidy has resigned, leaving Mr. Serritella as the sole director of the Registrant. The sole director has elected Mr. Samuel Serritella as the president of the Registrant.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following documents are attached as exhibits to this Form 8-K.

      Exhibit 10.1 - Form of Securities Purchase Agreement



                                   SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HARMONICA ACQUISITION CORPORATION
                                     ---------------------------------
                                              (Registrant)


June 11, 2003                        /S/ SAMUEL SERRITELLA
                                     ---------------------------------
                                     Date Samuel Serritella, President

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